SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      June 4, 2003

HOME SOLUTIONS OF AMERICA, INC.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware
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(State or Other Jurisdiction of Incorporation)

0-22388                                  99-0273889
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(Commission File Number                    (IRS Employer Identification No.)

11850 Jones Road, Houston, Texas                        77070
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(Address of Principal Executive Offices)               (Zip Code)

(281) 970-9859
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On June 4, 2003, P.W. Stephens, Inc., a California corporation ("PWS") and wholly-owned subsidiary of Home Solutions of America, Inc., a Delaware corporation (the "Company"), entered into a Revolving Line of Credit Note with The Vantage Group Ltd., whereby PWS obtained a $1.5 million credit facility, secured by a lien against all of its assets.  The credit facility requires monthly interest payments at an interest rate per annum of 7%, and any principal borrowed under the credit facility must be repaid on June 4, 2004.

On June 5, 2003, the Company entered into a First Amendment to Stock Purchase Agreement with the former shareholder of PWS, which amended the Stock Purchase Agreement dated November 1, 2002, pursuant to which the Company acquired PWS.  Under the terms of the First Amendment and certain agreements executed in connection therewith, the Company (i) sold certain assets of PWS for $786,168, which was paid by reducing certain debt owed by the Company as a result of the acquisition of PWS, (ii) converted $2,242,446 of debt associated with the purchase of PWS into 862,479 shares of the Company's common stock, and (iii) renewed and extended the payment terms of a $1.5 million note incurred in the purchase of PWS, and issued a second replacement note with an original principal amount of approximately $2.2 million that is convertible into the Company's common stock (securing both replacement notes with the stock and assets of PWS).  The aggregate effects of these transactions were to (i) reduce debt owed by the Company as a result of the purchase of PWS by approximately $3.0 million, and (ii) increase the Company's stockholders' equity by approximately $2.2 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

         2.1   First Amendment to Stock Purchase Agreement dated June 5, 2003, by and between Home Solutions of America, Inc. and Jane C. Barber.

         2.2   Registration Rights Agreement dated June 5, 2003, by and between Home Solutions of America, Inc. and Jane C. Barber.

2.3    Amended and Restated Secured Convertible Note dated June 5, 2003, in the original
                  principal amount of $2,242,446, issued by Home Solutions of America, Inc. to Jane   C. Barber.

2.4    Amended and Restated Secured Promissory Note dated June 5, 2003, in the original
                  principal amount of $1,553,750, issued by Home Solutions of America, Inc. to Jane   C. Barber.

         2.5    Pledge and Security Agreement dated June 5, 2003, by and among Jane C. Barber,
                  Home Solutions of America, Inc., P.W. Stephens, Inc., and Kirkpatrick & Lockhart LLP.

2.6    Guaranty Agreement dated June 5, 2003, given by P.W. Stephens, Inc. to Jane C.Barber.

       10.1    Revolving Line of Credit Note dated June 4, 2003, in the
                  original principal amount of $1,500,000, issued by P.W. Stephens, Inc. to The
                  Vantage Group Ltd..

       10.2    Security Agreement dated June 4, 2003, by and between P.W. Stephens, Inc. and
                  The Vantage Group Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            HOME SOLUTIONS OF AMERICA, INC.

Date:  June 6, 2003

By:       /s/ R. ANDREW WHITE
                        R. Andrew White
                        President and Chief Executive Officer

INDEX TO EXHIBITS

        EXHIBIT
        NUMBER                    DESCRIPTION

         2.1   First Amendment to Stock Purchase Agreement dated June 5, 2003, by and between Home Solutions of America, Inc. and Jane C. Barber.

         2.2   Registration Rights Agreement dated June 5, 2003, by and between Home Solutions of America, Inc. and Jane C. Barber.

2.3    Amended and Restated Secured Convertible Note dated June 5, 2003, in the original
                  principal amount of $2,242,446, issued by Home Solutions of America, Inc. to Jane   C. Barber.

2.4    Amended and Restated Secured Promissory Note dated June 5, 2003, in the original principal amount of $1,553,750, issued by Home Solutions of America, Inc. to Jane C. Barber.

2.5    Pledge and Security Agreement dated June 5, 2003, by and among Jane C. Barber,
                  Home Solutions of America, Inc., P.W. Stephens, Inc., and Kirkpatrick & Lockhart LLP.

2.6    Guaranty Agreement dated June 5, 2003, given by P.W. Stephens, Inc. to Jane C.Barber.

       10.1    Revolving Line of Credit Note dated June 4, 2003, in the
                  original principal amount of $1,500,000, issued by P.W. Stephens, Inc. to The
                  Vantage Group Ltd..

       10.2    Security Agreement dated June 4, 2003, by and between P.W. Stephens, Inc. and
                  The Vantage Group Ltd.